INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934


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                                CARECENTRIC, INC.
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

FOR IMMEDIATE RELEASE                            COMPANY CONTACT:
                                                 JOHN R. FESTA
                                                 PRESIDENT AND CEO
                                                 (678)  264-4400

 CARECENTRIC RANKED AS GEORGIA TOP 100 COMPANY FOR OVERALL BUSINESS PERFORMANCE
                               Mon, June 09, 2003

ATLANTA, -- CareCentric, Inc. , a leading provider of management information systems to the home health care community, announced today their selection in the Atlanta Journal-Constitution's Georgia 100 list. The Georgia 100 consists of publicly traded companies headquartered in the state of Georgia ranked by overall business performance including stock market assessment and executive management of resources. CareCentric was ranked 73 out of the top 100 Georgia companies.

"We are extremely proud to be selected to the 'Georgia 100' list, stated John R. Festa, President and CEO of CareCentric, "and consider this to be a wonderful acknowledgement of company efforts made by each and every one of our associates over the past year." Mr. Festa added, "We have been, and will remain, very aggressive in making improvements necessary to drive revenue growth, improve our customer focus, and continue the positive operating/financial trends."

CareCentric was ranked among a formidable list of Georgia-based companies including UPS, AFLAC, Home Depot, BellSouth, Coca-Cola, Equifax and Cox Radio. The criteria for selection includes financial variables such as return on equity, return on investment, change in revenue and profit margin over prior year, as well as general revenue from operations. Financial numbers were compiled by PricewaterhouseCoopers LLP, an accounting and business consulting firm. The Georgia 100 list is celebrating its 10th year of publication and is a joint effort of both Pricewaterhouse and the Atlanta Journal-Constitution. The results display a measure of overall business performance and an indication of how well executives managed their corporate resources.

CareCentric provides information technology systems and services to over 2,000 customers. CareCentric provides freestanding, hospital-based and multi- office home health care providers (including skilled nursing, private duty, home medical equipment and supplies, IV pharmacy and hospice) complete information solutions that enable these home care operations to generate and utilize comprehensive and integrated financial, operational and clinical information. With offices nationwide, CareCentric is headquartered in Atlanta, Georgia.

The Atlanta Journal-Constitution is considered the largest metro-daily news publication in the Southeast and provides national and global news coverage to over 1 million readers daily. The Atlanta Journal-Constitution is owned by Cox Newspapers, a division of Cox Enterprises, headquartered in Atlanta, Georgia.

For more information, please visit: http://www.carecentric.com

Note regarding Private Securities Litigation Reform Act: Statements made in this press release which are not historical facts, including projections, statements of plans, objectives, expectations, or future economic performance, are forward looking statements that involve risks and uncertainties and are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. CareCentric's future financial performance could differ significantly from that set forth herein, and from the expectations of management. Important factors that could cause CareCentric's financial performance to differ materially from past results and from those expressed in any forward looking statements include, without limitation, the inability to obtain additional capital resources, variability in quarterly operating results, customer concentration, product performance and acceptance, long sales cycles, long and varying delivery cycles, CareCentric's dependence on business partners, emerging technological standards, risks associated with acquisitions and the risk factors detailed in CareCentric's Registration Statement on Form S-4 (File No. 333-96529) and from time to time in CareCentric's periodic reports filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.


                                 INVESTOR NOTICE

     CareCentric plans to file with the SEC a proxy statement and other relevant documents concerning the merger. Investors of CareCentric are urged to read the proxy statement when it is filed and any other relevant documents filed with the SEC because they will contain important information. You will be able to obtain the documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, you may obtain documents filed with the SEC by CareCentric free of charge by requesting them in writing from Ana McGary at CareCentric, Inc., 2625 Cumberland Parkway, Suite 310, Atlanta, GA 30339 or by telephone at (678) 264-4400.

     CareCentric, its directors and executive officers and certain of their employees and the investor group described previously may be deemed to be participants in the solicitation of proxies from the stockholders of CareCentric in connection with the merger, if consummated. These participants may have interests in the merger, if consummated, including interests resulting from holding options or shares of CareCentric common stock. Information about the interests of directors and executive officers of CareCentric, the investor group, and their ownership of securities of CareCentric will be set forth in the proxy statement.

     Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions.





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